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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                           May 19, 2003 (May 12, 2003)



                          GOODRICH PETROLEUM COPORATION
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             (Exact name of registrant as specified in its charter)

             Delaware                    001-7940             76-0466193
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   (State or other jurisdiction      (Commission File      (I.R.S. Employer
of incorporation or organization)         Number)        Identification No.)

      808 Travis Street, Suite 1320
              Houston, Texas                            77002
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 (Address of principal executive offices)             (Zip code)


       Registrant's telephone number, including area code: (713) 780-9494
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ITEM 5.  OTHER EVENTS.


On May 12, 2003, Goodrich Petroleum Corporation (the "Company"), issued a press release, announcing that certain investors, including insiders Patrick E. Malloy, III, the Company's Chairman of the Board, board members Josiah T. Austin, Sheldon Appel and Walter G. Goodrich, also the Company's Vice-Chairman and Chief Executive Officer, and Robert C. Turnham, Jr., President and Chief Operating Officer, have entered into a purchase agreement to buy certain shares of common stock and warrants of the Company over a thirteen month period of time from a group of selling shareholders led by Hambrecht & Quist Guaranty Finance, LLC (hereinafter collectively referred to as the "H&Q Parties"). The Company also announced the resignations of Donald M. Campbell and Michael Y. McGovern, board representatives of the H&Q Parties, from its board of directors in conjunction with the transaction. The Company's press release is attached as
Exhibit 99.1 and the Purchase Agreement between the H&Q Parties and the Buyers is attached as Exhibit 99.2 to this Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.             Description

99.1 Press release issued May 12, 2003

99.2 Purchase Agreement, dated May 9, 2003, between H&Q Parties and various Buyers (as identified therein)


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GOODRICH PETROLEUM CORPORATION
                                 (Registrant)



                                 /s/   D. Hughes Watler, Jr.
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                                       D. Hughes Watler, Jr
                                       Senior Vice President, Chief
                                       Financial Officer & Treasurer

Dated: May 19, 2003

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                                  EXHIBIT INDEX

Exhibit No.                Description

99.1            Press release issued May 12, 2003

99.2 Purchase Agreement, dated May 9, 2003, between H&Q Parties and various Buyers (as identified therein)


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